UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

Control4 Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36017	42-1583209
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11734 S. Election Road
Salt Lake City, Utah 84020

(Address of principal executive offices) (Zip Code)

(801) 523-3100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01  Entry into a Material Definitive Agreement.

Third Modificaion Agreement to the Silicon Valley Bank Loan Agreement

On February 6, 2018, Control4 entered into the Third Loan Modification Agreement (the “2018 Loan Amendment”) with Silicon Valley Bank, a California corporation (“SVB”), which amends that certain Amended and Restated Loan and Security Agreement dated as of June 17, 2013, between Control4 and SVB (the “2013 Loan Agreement”), which was filed with the SEC as Exhibit 10.11 to Control4’s Form S-1 on July 1, 2013 (but subsequently redated by SVB to June 26, 2013), as amended by that certain First Loan Modification Agreement dated as of October 7, 2013, and as further amended by that certain Second Loan Modification Agreement dated as of January 29, 2016.

The 2018 Loan Amendment increases the revolving credit facility from $30,000,000 to $40,000,000 under the terms of the 2013 Loan Agreement (the “New Credit Facility”). All borrowings under the New Credit Facility are collateralized by the general assets of the Company. Amounts borrowed under the New Credit Facility are due and payable in full on the maturity date, which is January 29, 2020. Control4 paid a commitment fee of $100,000 in connection with the New Credit Facility, and will be assessed an unused revolving line facility fee of 0.25% in any quarter where the amount of  advances under the New Credit Facility is less than $15,000,000. As a condition of the 2018 Loan Amendment, Control4 must satisfy certain financial covenants set for in the 2013 Loan Agreement as modified.

The foregoing description of the 2018 Loan Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2018 Loan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2018, Control4 Corporation (the “Company”) issued a press release announcing unaudited financial results for its quarter ended December 31, 2017. A copy of the press release is attached as Exhibit 99.1.

In accordance with General Instruction B.2 on Form 8-K, certain of the information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Maria Thomas to the Board

On February 6, 2018, the Board of Directors (the “Board”) of  the Company voted unanimously to expand the number of the Company’s directors to eight and to elect Maria Thomas as a Class III director, to serve until the Company’s annual meeting of stockholders in 2019. Ms. Thomas will also serve as a member of the Company’s Compensation Committee.

As a non-employee director, Ms. Thomas will receive compensation in the same manner as the Company’s other non-employee directors. The Company previously disclosed the terms of non-employee director compensation in its proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 21, 2017. Ms. Thomas entered into the Company’s standard Indemnification Agreement for Directors, the form of which was included as Exhibit 10.1 to Company’s S-1, filed with the Securities and Exchange Commission on July 1, 2013.

There are no arrangements or understandings between Ms. Thomas and any other person pursuant to which Ms. Thomas was elected as a director, and there are no transactions between Ms. Thomas and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In 2016, Ms. Thomas served as the interim CEO and strategic advisor to Glamsquad, a NYC-based startup offering beauty services on demand.  Prior to that, from February 2013 to August 2015, Ms. Thomas served as Chief Marketing and Consumer Officer for SmartThings, an early entrant into the DIY smart home market that was acquired by Samsung in 2014. From 2008 to 2010, Ms. Thomas was the first non-founder CEO at Etsy, and under her leadership, Etsy became a trusted global brand with gross merchandise sales of more than $300 million.  From 2001 to 2008, she was SVP and GM of NPR Digital, and she help drive NPR’s successful transformation from a radio-only company to a multimedia enterprise. Ms. Thomas currently serves on the boards McClatchy (NYSE-American: MNI), and of the privately held digital textile printing and e-commerce company, Spoonflower.  Ms. Thomas started her career on Wall Street as a financial analyst and spent seven years as an Investment Officer with the International Finance Corporation, the World Bank’s private sector arm.  She graduated with honors from Boston University and received her MBA from Northwestern University’s Kellogg School of Management.

On February 8, 2018, the Company issued a press release regarding certain of the matters described in this Item 5.02 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Third Loan Modification Agreement, dated February 6, 2018, by and among Silicon Vally Bank and Control4 Corporation
99.1	Earnings press release dated February 8, 2018
99.2	New Director press release dated February 8, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1	Third Loan Modification Agreement, dated February 6, 2018, by and among Silicon Vally Bank and Control4 Corporation
99.1	Earnings press release dated February 8, 2018
99.2	New Director press release dated February 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2018

CONTROL4 CORPORATION

	By:	/s/ Mark Novakovich
Mark Novakovich
Chief Financial Officer